LEGAL CONSULTING AGREEMENT

     This Agreement is made and entered into as of the 14th day of July, 1999 by and between Steven L. Siskind, Esq. (Siskind) with principal offices at 645 Fifth Avenue, Suite 403, New York, New York and Associated Medical Devices, Inc. a Nevada corporation with principal offices at 212 Westwall, Midland, Texas.

     WHEREAS, Siskind has rendered legal consulting services to the Company from January 1, 1999 through June 30, 1999, and

     WHEREAS, the parties hereto desire to memorialize Siskind's services and compensate him therefor;

     NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Purpose: The Company hereby recognizes and agrees that Siskind has rendered legal consulting advice to the Company specifically relating to transactions, not of a capital raising nature ("Legal Consulting Services").

     2. Compensation: In consideration for the Legal Consulting Services rendered by Siskind to the Company, valued at $10,000 as recognized in this Agreement, the Company hereby agrees to issue to Siskind 10,000 shares of the Company's Common Stock, (the "Shares"), on account of the Legal Consulting Services.

     3. Registration: The Company hereby agrees to immediately register the Shares pursuant to a Registration Statement on Form S-8.

     4. Siskind is an Independent Contractor: Siskind has performed the Legal Consulting Services described herein as an independent contractor and not as an employee of the Company or an affiliate thereof.

     5.  Miscellaneous:

         (a) This Agreement between the Company and Siskind constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.

         (b) Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth above, or to such other address as either party may notify the other in writing.

         (c) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, legal representatives and assigns.

         (d) This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

         (e) No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

         (f) This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to conflict of law principles, The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York, and they hereby submit to the exclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court of the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objections they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth above.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                                /s/ Steven L. Siskind
                                                --------------------------------
                                                    Steven L. Siskind


                                                Associated Medical Devices, Inc.



                                                BY:  /s/ Glenn A. Little
                                                     ---------------------------
                                                     Glenn A. Little, President